Exhibit 99.2

© 2025 authID Inc. All Rights Reserved. Ǫ2 2025 Results Conference Call August 14, 2025

© 2025 authID Inc. All Rights Reserved. This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, potential contract signings, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; the increase in international tariffs and uncertainty over international trading conditions, changes in domestic and international economic and political conditions, the impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2024 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Disclaimer G Forward Looking Statements - 2 -

© 2025 authID Inc. All Rights Reserved. CEO Remarks

Largest Revenue Quarter



1.44M
0.04M
0.04M
0.07M
0.16M
0.28M
0.25M
0.20M
0.30M
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

-4-
© 2025 authID Inc. All Rights Reserved.
authID

Every Identity Stack Will Include Biometrics Biometrics Provides The Highest Level of Security - 5 - © 2025 authID Inc. All Rights Reserved.

AuthID G NEC Launch IDX – Protecting Enterprises 16 Billion Passwords Exposed Secure by Design – IDX Eliminates Attacks - 6 - © 2025 authID Inc. All Rights Reserved.

Second Quarter 2025 Highlights

UK-Based Fortune 500 Large Retailer

- Successful pilot
- Thousands of employees are live
- **PrivacyKey™** launch
- **Proof™** & Password Reset

NEC – Large Biometric Hardware Provider

- Global **IDX™** deployment
- Create interoperable IDs between companies and countries
- Solves common supply chain security and authentication issues
- Ram Menghani, former NEC Exec, added to the Board of Directors

Prove – Large Fraud Platform

- Integration with leading global anti-fraud solution
- Press release, webinar series, launch event
- **PrivacyKey** & **Proof**
- First live customer expected in August

Fortune 500 Intl. HCM & Benefits Co.

- **PrivacyKey** pilot advancing
- Planned Global rollout
- 100-plus countries
- Multi-million potential users

Getting Customers Live and Ramping Faster on a Global Scale

-7-
© 2025 authID Inc. All Rights Reserved.
authID

POCs Shift to Pilots Testing Technology Verifying Use Case Applying Technology in Live Operations Live Production • Completed Vendor Onboarding • Integration to Customer Platform • Established Contractual Framework • Validated User Experience • Customer Investment in Capital and Resources Pre - Product General Availability Proof of Concept (POC) Product General Availability Today Paid Pilot Revenue Accelerate Time To Go - Live and Time To Revenue - 8 - © 2025 authID Inc. All Rights Reserved.

PrivacyKey Keeps Getting Better

PrivacyKey General Availability Performance

- 98% Acceptance Rate on the First Attempt
- 22ms Authentication Speed
- 1:1Bn False Match Rate Accuracy
- No Biometric Storage

Launch of PrivacyKey One to Many Search

- Sub-Second Performance
- SDKs for On-Device Search
- Time & Attendance and Pay-by-Face Use Cases

User Acceptance Rate by Attempt


1.5%
0.5%
98%
Tx Attempts
1
2
3
Production Data
07/01/25 - 08/01/25

Winning Performance and Capabilities in the Market

-9-
© 2025 authID Inc. All Rights Reserved.
authID

Supply Chain ID Vulnerabilities – and the Solution $61B Identity Management Market by 2032 Suppliers Factories Warehouse Distributors PROBLEM: Contractors hand off to other parties who share their access without approval, endangering the enterprise with liability, fraud, and theft SOLUTION : IDX prevents Identity sharing while providing cross - org authentication while complying with global regulations Built on the ADIA standard with NEC HQ IDX ensures every ID has a known real human owner – Bound to their Biometric © 2025 authID Inc. All Rights Reserved. - 10 -

© 2025 authID Inc. All Rights Reserved. CFO Remarks

2025 Ǫ2 GAAP Financial Results Non - Cash C One - Time Revenue Operating Expenses Net Loss Severance Charges Net Loss Per Share ($M) ($M) ($M) ($M) Continuing Operations $0.72 $0.67 $0.34 $0.33 ‘24 ‘25 ‘24 ‘25 3 months 6 months 1.6M 1.6M 1.1M 0.8M ‘24 ‘25 ‘24 ‘25 3 months 6 months 8.7M 6.3M 4.4M 3.3M ‘24 ‘25 ‘24 ‘25 3 months 6 months 10.6M 6.9M 5.9M 3.6M ‘24 ‘25 ‘24 ‘25 3 months 6 months 1.74M 1.44M 0.44M 0.28M ‘24 ‘25 ‘24 ‘25 3 months 6 months - 12 - © 2025 authID Inc. All Rights Reserved.

2025 Ǫ2 GAAP Financial Results - 13 - © 2025 authID Inc. All Rights Reserved. • RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. Change Period Ending Ǫ4 2024 Ǫ2 2025 +$0.93M $0.22M $1.15M Deferred Revenue ($1.42M) $14.04M $12.62M Additional non - cancelable contracted revenue ($0.49M) $14.26M $13.77M Total Remaining Performance Obligation (RPO) Remaining Performance Obligation

Cash Balance Shares Outstanding $8.3M 13.4M - 14 - © 2025 authID Inc. All Rights Reserved. +$8.5M net proceeds from April & May 2025 Capital Raises +2.2M shares from April & May 2025 Capital Raises 2025 Ǫ2 GAAP Financial Results Balance Sheet Highlights

2025 Ǫ2 Non - GAAP* Financial Results Q2 2024 Q2 2025 * See Q2 2025 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment Q2 2023 Q2 2024 3m o 6 mo bARR Booked Annual Recurring Revenue** ARR Annual Recurring Revenue Adjusted EBITDA Loss 6 months ended June 30 3 months ended June 30 2024 Est. UAC 2025 Est. UAC 2024 cARR 2025 cARR $2.16M $2.15M $1.24M $1.25M $0.63M $0.73M $0.27M $0.91M $0.33M $0.91M $0.35M $0.39M 2024 2025 2024 2025 5.8M 1.1M Q2 Q2 2024 2025 7.3M 4.9M 3.4M 2.5M ‘24 ’25 ‘24 '25 3 months 6 months - 15 - © 2025 authID Inc. All Rights Reserved.

Revenue Growth Stages Progressing through our growth stages to build a sustainable, recurring revenue stream - 16 - © 2025 authID Inc. All Rights Reserved. 2025 Q2 YTD Results 2024 FY Results Measurement Stage $2.16M $9.01M Booked Annual Recurring Revenue (bARR) Secure new customer contracts with booked Annual Recurring Revenue Bookings 1 $13.77M $14.26M Remaining Performance Obligation (RPO) Establish contractual commitments from customers Financial Commitments 2 $1.74M $0.89M GAAP Revenue • Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments Revenue 3 2025 Focus Retention Rate Net Revenue Retention Retain customer contracts and expand relationships with upsells and cross - sells Retention and Expansion 4

ǪGA © 2025 authID Inc. All Rights Reserved.